Exhibit 8(f)(2)

Schedule A

Administration Fee

Funds of the Trust		Administration Fee (as % of average daily net assets)
Fund	Class	Total
BlackRock LifePath® Index Retirement Fund	Institutional Shares	0.03
	Investor A Shares	0.03
	Class K Shares	0.03
	Investor P Shares	0.03

BlackRock LifePath® Index 2020 Fund	Institutional Shares	0.03
	Investor A Shares	0.03
	Class K Shares	0.03
	Investor P Shares	0.03

BlackRock LifePath® Index 2025 Fund	Institutional Shares	0.03
	Investor A Shares	0.03
	Class K Shares	0.03
	Investor P Shares	0.03

BlackRock LifePath® Index 2030 Fund	Institutional Shares	0.03
	Investor A Shares	0.03
	Class K Shares	0.03
	Investor P Shares	0.03

BlackRock LifePath® Index 2035 Fund	Institutional Shares	0.03
	Investor A Shares	0.03
	Class K Shares	0.03
	Investor P Shares	0.03

BlackRock LifePath® Index 2040 Fund	Institutional Shares	0.03
	Investor A Shares	0.03
	Class K Shares	0.03
	Investor P Shares	0.03

BlackRock LifePath® Index 2045 Fund	Institutional Shares	0.03
	Investor A Shares	0.03
	Class K Shares	0.03
	Investor P Shares	0.03

Funds of the Trust		Administration Fee (as % of average daily net assets)
Fund	Class	Total
BlackRock LifePath® Index 2050 Fund	Institutional Shares	0.03
	Investor A Shares	0.03
	Class K Shares	0.03
	Investor P Shares	0.03

BlackRock LifePath® Index 2055 Fund	Institutional Shares	0.03
	Investor A Shares	0.03
	Class K Shares	0.03
	Investor P Shares	0.03

BlackRock LifePath® Index 2060 Fund	Institutional Shares	0.03
	Investor A Shares	0.03
	Class K Shares	0.03
	Investor P Shares	0.03

BlackRock LifePath® Index 2065 Fund	Institutional Shares	0.03
	Investor A Shares	0.03
	Class K Shares	0.03
	Investor P Shares	0.03

iShares MSCI Total International Index Fund	Institutional Shares	0.01
	Investor A Shares	0.01
	Class K Shares	0.01

iShares Russell 1000 Large-Cap Index Fund	Institutional Shares	0.01
	Investor A Shares	0.01
	Class K Shares	0.01

Amended: July 1, 2019

Amended: October 30, 2019

Exhibit A

BlackRock LifePath® Index Retirement Fund

BlackRock LifePath® Index 2020 Fund

BlackRock LifePath® Index 2025 Fund

BlackRock LifePath® Index 2030 Fund

BlackRock LifePath® Index 2035 Fund

BlackRock LifePath® Index 2040 Fund

BlackRock LifePath® Index 2045 Fund

BlackRock LifePath® Index 2050 Fund

BlackRock LifePath® Index 2055 Fund

BlackRock LifePath® Index 2060 Fund

BlackRock LifePath® Index 2065 Fund

iShares MSCI Total International Index Fund

iShares Russell 1000 Large-Cap Index Fund

Updated: July 1, 2019

Amended: October 30, 2019